Exhibit 10.2

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                                 LEASE AGREEMENT

                            Dated as of June 27, 2003

                                     between

                        WACHOVIA DEVELOPMENT CORPORATION,
                                    as Lessor

                                       and

                       CYPRESS SEMICONDUCTOR CORPORATION,
                                    as Lessee

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This Lease Agreement is subject to a security interest in favor of Wachovia
Bank, National Association, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties (the "Agent") under a Security Agreement dated as of June 27, 2003, between Wachovia Development Corporation, as the Borrower and the Agent, as amended, modified, extended, supplemented and/or restated from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

ARTICLE I....................................................................1
      1.1   Definitions......................................................1
      1.2   Interpretation...................................................2

ARTICLE II...................................................................2
      2.1   Properties.......................................................2
      2.2   Lease Term.......................................................2
      2.3   Title............................................................3
      2.4   Lease Supplement.................................................3

ARTICLE III..................................................................3
      3.1   Rent.............................................................3
      3.2   Payment of Basic Rent............................................4
      3.3   Supplemental Rent................................................4
      3.4   Performance on a Non-Business Day................................5
      3.5   Rent Payment Provisions..........................................5
      3.6   Payment to Agent.................................................5

ARTICLE IV...................................................................5
      4.1   Taxes; Utility Charges...........................................5

ARTICLE V....................................................................6
      5.1   Quiet Enjoyment..................................................6

ARTICLE VI...................................................................6
      6.1   Net Lease........................................................6
      6.2   No Termination or Abatement......................................7

ARTICLE VII..................................................................7
      7.1   Ownership of Each Property.......................................7

ARTICLE VIII.................................................................9
      8.1   Condition of Each Property.......................................9
      8.2   Possession and Use of Each Property..............................9

ARTICLE IX..................................................................11
      9.1   Compliance With Legal Requirements, Insurance Requirements and
            Manufacturer's Specifications and Standards.....................11

ARTICLE X...................................................................11
      10.1  Maintenance and Repair; Return..................................11
      10.2  Environmental Inspection........................................13

ARTICLE XI..................................................................13
      11.1  Modifications...................................................13

ARTICLE XII.................................................................15
      12.1  Warranty of Title...............................................15

ARTICLE XIII................................................................16
      13.1  Permitted Contests Other Than in Respect of Indemnities.........16


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

      13.2  Impositions, Utility Charges, Other Matters; Compliance with
            Legal Requirements..............................................16

ARTICLE XIV.................................................................17
      14.1  Public Liability and Workers' Compensation Insurance............17
      14.2  Permanent Hazard and Other Insurance............................17
      14.3  Coverage........................................................18

ARTICLE XV..................................................................19
      15.1  Casualty and Condemnation.......................................19
      15.2  Environmental Matters...........................................23
      15.3  Notice of Environmental Matters.................................24

ARTICLE XVI.................................................................24
      16.1  Termination Upon Certain Events.................................24
      16.2  Procedures......................................................24

ARTICLE XVII................................................................24
      17.1  Lease Events of Default.........................................24
      17.2  Surrender of Possession.........................................29
      17.3  Reletting.......................................................29
      17.4  Damages.........................................................30
      17.5  Power of Sale...................................................30
      17.6  Final Liquidated Damages........................................31
      17.7  Environmental Costs.............................................31
      17.8  Waiver of Certain Rights........................................32
      17.9  Assignment of Rights Under Contracts............................32
      17.10 Remedies Cumulative.............................................32
      17.11 Lessee's Right to Cure by Purchase of the Properties............32
      17.12 Limitation Regarding Certain Lease Events of Default............33

ARTICLE XVIII...............................................................34
      18.1  Lessor's Right to Cure Lessee's Lease Defaults..................34

ARTICLE XIX.................................................................34
      19.1  [Reserved]......................................................34
      19.2  No Purchase or Termination With Respect to Less than All of a Property......................................................34

ARTICLE XX..................................................................35
      20.1  Purchase Option or Sale Option-General Provisions...............35
      20.2  Lessee Purchase Option..........................................35
      20.3  Third Party Sale Option.........................................36

ARTICLE XXI.................................................................37
      21.1  [Reserved]......................................................37

ARTICLE XXII................................................................37
      22.1  Sale Procedure..................................................37
      22.2  Application of Proceeds of Sale.................................39
      22.3  Indemnity for Excessive Wear....................................39
      22.4  Appraisal Procedure.............................................40
      22.5  Certain Obligations Continue....................................40


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ARTICLE XXIII...............................................................40
      23.1  Holding Over....................................................40

ARTICLE XXIV................................................................41
      24.1  Risk of Loss....................................................41

ARTICLE XXV.................................................................41
      25.1  Assignment......................................................41
      25.2  Subleases.......................................................42

ARTICLE XXVI................................................................42
      26.1  No Waiver.......................................................42

ARTICLE XXVII...............................................................43
      27.1  Acceptance of Surrender.........................................43
      27.2  No Merger of Title..............................................43

ARTICLE XXVIII..............................................................43
      28.1  [Reserved]......................................................43

ARTICLE XXIX................................................................43
      29.1  Notices.........................................................43

ARTICLE XXX.................................................................43
      30.1  Miscellaneous...................................................43
      30.2  Amendments and Modifications....................................44
      30.3  Successors and Assigns..........................................44
      30.4  Headings and Table of Contents..................................44
      30.5  Counterparts....................................................44
      30.6  GOVERNING LAW...................................................44
      30.7  Calculation of Rent.............................................44
      30.8  Memoranda of Lease and Lease Supplement.........................44
      30.9  Allocations between the Lenders and Lessor......................45
      30.10 Limitations on Recourse.........................................45
      30.11 WAIVERS OF JURY TRIAL...........................................45
      30.12 Exercise of Lessor Rights.......................................45
      30.13 SUBMISSION TO JURISDICTION; VENUE...............................45
      30.14 USURY SAVINGS PROVISION.........................................46
      30.15 Restriction On Collateralization................................47

EXHIBITS

EXHIBIT A     -   Lease Supplement No. ____
EXHIBIT B     -   Memorandum of Lease and Lease Supplement No. ____


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

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT dated as of June 27, 2003 (as amended, modified, extended, supplemented and/or restated from time to time, this "Lease") is between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, having its principal office at One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, as lessor (the "Lessor"), and CYPRESS SEMICONDUCTOR CORPORATION, having its principal office at 3901 North First Street, San Jose, California 95314, as lessee (the "Lessee").

                              W I T N E S S E T H:

      A. WHEREAS, subject to the terms and conditions of the Participation Agreement, Lessor will acquire one or more Properties consisting of parcels of Land, Improvements and Equipment; and

      B. WHEREAS, the Term shall commence with respect to each Property upon the Commencement Date; and

      C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Properties.

      NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

      1.1 Definitions.

      For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 27, 2003 (as amended, modified, extended, supplemented and/or restated from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, Lessor, the various financial institutions and other institutional investors which are parties thereto from time to time as Credit Lenders, the various financial institutions and other institutional investors which are parties thereto from time to time as Mortgage Lenders, Wachovia Bank, National Association, as agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

      1.2 Interpretation.

      The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

                                   ARTICLE II

      2.1 Properties.

      Subject to the terms and conditions hereinafter set forth and contained in the Lease Supplement relating to the applicable Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

      2.2 Lease Term.

      The term of this Lease with respect to each Property (the "Basic Term") shall begin upon the Property Closing Date for such Property (the "Basic Term Commencement Date") and shall end on the fifth annual anniversary of the Initial Closing Date (the "Basic Term Expiration Date"), unless the Basic Term is earlier terminated or renewed.

      Subject to the consents required pursuant to this Section 2.2 and the other applicable terms and conditions of the Operative Agreements, the Lessee may request that the Lease be extended for up to three (3) successive five-year terms (each a "Renewal Term") for all, but not less than all of the Properties. Each Renewal Term shall end on the fifth annual anniversary of the commencement of such Renewal Term, unless such Renewal Term is earlier terminated.

      To the extent no Default or Event of Default has occurred and is continuing as of the Basic Term Expiration Date or the last day of the first or second Renewal Term only, as applicable, Lessee may, not less two hundred fifty
(250) days and no more than three hundred sixty (360) days prior to the fifth annual anniversary of the Initial Closing Date or the last day of the first or second (but not the third) Renewal Term, if any, by irrevocable notice to Lessor, the Lenders and the Agent make written request to extend the Expiration Date for all, but not less than all, of the Properties for an additional period of five (5) years. Lessor, each Lender and the Agent shall each make a determination, in the absolute and sole discretion of each such party, within sixty (60) days of receiving a request from the Lessee to extend the Term as to whether or not such party will agree to extend the Expiration Date as requested; provided, however, that failure by any such party to make a timely response to Lessee's request for extension of the Expiration Date shall be deemed to constitute a refusal by such party to the requested extension of the Expiration Date. In response to a request for an extension of the Expiration Date, if (a) Lessor, each Lender (including replacement Lenders pursuant to Section 5.7 of the Participation Agreement) and the Agent shall each agree to the requested extension by delivering written confirmation of such acceptance of the extension to the Agent, Lessee and Lessor, then the Term shall be extended and shall expire on the date five (5) years after the then current Expiration Date or (b) Lessor, any Lender or the Agent shall refuse (or be deemed to have refused) to agree to the requested extension, then the Term shall not be extended and shall expire on the then current


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

Expiration Date and unless the Lessee properly makes an election pursuant to
Section 20.1, the Lessee shall be deemed to have elected the Purchase Option which shall be exercised on the then current Expiration Date. If any Lender declines, or is deemed to have declined, to consent to such extension, the Lessee may cause any such Lender to be replaced as a Lender pursuant to Section
5.7 of the Participation Agreement. Each Renewal Term, if any, shall commence on the day immediately following the Basic Term Expiration Date or the last day of the first or second Renewal Term, as applicable.

      2.3 Title.

      Each Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the state of title (including without limitation the Permitted Liens) existing as of the Commencement Date, and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein other than for Lessor Liens.

      2.4 Lease Supplement.

      On or prior to the Commencement Date, Lessee and Lessor shall each execute and deliver a different Lease Supplement for each Property effective as of such Commencement Date in substantially the form of Exhibit A hereto.

                                   ARTICLE III

      3.1 Rent.

            (a) Lessee shall pay Basic Rent in arrears on each Scheduled Interest Payment Date during the Term and on any date on which this Lease shall terminate with respect to any or all Properties.

            (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account at such bank as Lessor shall from time to time direct.

            (c) Lessee's inability or failure to take possession of all or any portion of any Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

            (d) Lessee shall make all payments of Rent payable to Lessor by wire transfer initiated prior to 1:00 p.m., Charlotte, North Carolina time, on the applicable date for payment of such amount.


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

      3.2 Payment of Basic Rent.

      Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

      3.3 Supplemental Rent.

      Lessee shall pay directly to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable. All such payments of Supplemental Rent payable to any Financing Party shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person or a designee therefor, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Primary Financing Party or any other Person, (b) (i) interest at the interest rate determined pursuant to Section 2.8(b) of the Credit Note Loan Agreement with respect to (A) any portion of any installment of Basic Rent payable to any Credit Lender not paid when due for the period for which the same shall be overdue and (B) any portion of any payment of Supplemental Rent payable to any Credit Lender not paid when due for the period from the due date until the same shall be paid,
(ii) interest at the interest rate determined pursuant to Section 2.8(b) of the Mortgage Note Loan Agreement with respect to (A) any portion of any installment of Basic Rent payable to any Mortgage Lender not paid when due for the period for which the same shall be overdue and (B) any portion of any payment of Supplemental Rent payable to any Mortgage Lender not paid when due for the period from the due date until the same shall be paid, (iii) interest at the Lessor Overdue Rate with respect to (A) any portion of any installment of Basic Rent payable to Lessor not paid when due for the period for which the same shall be overdue and (B) any portion of any payment of Supplemental Rent payable to Lessor not paid when due for the period from the due date until the same shall be paid and (iv) to the extent such is not duplicative of the foregoing, interest at the greater of the interest rates determined pursuant to Section 2.8(b) of the Credit Note Loan Agreement and Section 2.8(b) of the Mortgage Note Loan Agreement with respect to (A) any portion of any installment of Basic Rent payable to any Financing Party (other than any Credit Lender, any Mortgage Lender or Lessor) not paid when due for the period for which the same shall be overdue and (B) any portion of any payment of Supplemental Rent payable to any Financing Party (other than any Credit Lender, any Mortgage Lender or Lessor) not paid when due for the period from the due date until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section
8.3 of the Participation Agreement. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent, except to the extent such payment arises from a Primary Financing Party entering into a financing of its Note or Lessor Advance not contemplated in the transactions set forth in the Operative Agreements.


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

      3.4 Performance on a Non-Business Day.

      If any Basic Rent or Supplemental Rent is required hereunder on a day that is not a Business Day, then such Basic Rent or Supplemental Rent, as applicable, shall, subject to the definition of "Interest Period" in Appendix A to the Participation Agreement, be due on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of Basic Rent and Supplemental Rent and fees payable pursuant to the Operative Agreements, as applicable and as the case may be.

      3.5 Rent Payment Provisions.

      Lessee shall make payment of all Basic Rent and Supplemental Rent when due regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements pursuant to or in connection with such bankruptcy or insolvency proceeding.

      3.6 Payment to Agent.

      Notwithstanding any other provision herein, Lessor hereby instructs Lessee, and Lessee hereby acknowledges and agrees, that until such time as all the Lessee Secured Obligations are paid in full and all Commitments have been terminated, any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under this Lease due and owing or payable to any Person shall instead be paid directly to the Agent (excluding Excepted Payments) or as the Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in Section 8.7 of the Participation Agreement.

                                   ARTICLE IV

      4.1 Taxes; Utility Charges.

      Subject to the terms of Article XIII relating to permitted contests, Lessee shall pay or cause to be paid all Impositions with respect to each Property and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property during the Term. Upon Lessor's reasonable request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

                                    ARTICLE V

      5.1 Quiet Enjoyment.

Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and in the event of a foreclosure of Lessor's Interest so long as no Lease Event of Default shall have occurred and be continuing, (a) Lessee shall peaceably and quietly have, hold and enjoy each Property for the Term, free of any claim or other action by Lessor and the Financing Parties or anyone rightfully claiming by, through or under Lessor or the Financing Parties (other than Lessee) with respect to any matters arising during the Term and (b) the Lease shall continue in full force and effect and the Lease shall automatically and unconditionally become a direct lease between the Primary Financing Parties or any successor thereto, as lessor as if such Primary Financing Parties or their successors were the Lessor originally named in the Lease, and Lessee.

                                   ARTICLE VI

      6.1 Net Lease.

      This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property during the Term. Any present or future law to the contrary notwithstanding, except as expressly provided in the Operative Agreements, this Lease shall not terminate prior to the Expiration Date, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except in each case as expressly contemplated under the terms of the Operative Agreement) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof (subject to Article XV below); (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise (subject to Article XV below); (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution or other proceeding relating to or affecting the Agent, any Primary Financing Party, Lessee or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or
(m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subject to negotiation.

      6.2 No Termination or Abatement.

      Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except in each case as expressly contemplated under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                   ARTICLE VII

      7.1 Ownership of Each Property.

            (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property and (C) Lessee will be treated as the lessee of each Property, but (ii) for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Lessee shall treat payments made by Lessee hereunder as payments of interest and principal for income taxes and bankruptcy purposes and shall claim the cost recovery deductions associated with each Property, and

      Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's treatment of such items or such deductions.

            (b) In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, pursuant hereto and to the Lease Supplement, Lessee hereby conveys, grants, assigns, bargains, transfers, pledges, hypothecates, mortgages and sets over to Agent, for the benefit of the Secured Parties, (i) a security interest in and lien on and hereby conveys and transfers to the party described in the Lease Supplement, as security for Lessee Secured Obligations, all right, title and interest of Lessee (now owned or hereafter acquired) in and to each Property and all proceeds (including without limitation Property Proceeds), to the extent such is personal property and (ii) irrevocably grants and conveys a lien, deed of trust or mortgage, as applicable, on all right, title and interest of Lessee (now owned or hereafter acquired) in and to each Property and all proceeds (including without limitation insurance proceeds thereof), to the Agent in trust with private power of sale, all right, title and interest of Lessee in the Property to the extent such is real property to secure the Lessee Secured Obligations. Lessor and Lessee further intend and agree that, for the purpose of securing the Lessee Secured Obligations now existing or hereafter arising under the Operative Agreements, this Lease as supplemented by the Lease Supplement shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting the Lessee's interest in each Property and all proceeds (including without limitation Property Proceeds and insurance proceeds thereof) and in and to the deposit amount referenced in Section 15.1(e)(iii), to the extent such is property governed by the UCC and irrevocably grants and conveys a lien, deed of trust or mortgage, as applicable, on the Lessee's interest in each Property and all proceeds (including without limitation Property Proceeds), to the Agent in trust with private power at sale, all right, title and interest of Lessee in the Property to the extent such is real property and constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust or mortgage, as applicable, in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation Property Proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by any Property. Lessee and Lessor further intend and agree that notifications to Persons holding such proceeds, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee, when given, shall be deemed to have been given for the purpose of perfecting the foregoing lien, security interest, mortgage lien or deed of trust, as applicable, under applicable law (including without limitation the UCC). Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the Lease Supplement) to ensure that the lien, security interest, mortgage lien or deed of trust, as applicable, in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien or deed of trust under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

      8.1 Condition of Each Property.

      EXCEPT FOR THE REPRESENTATIONS OF LESSOR IN SECTION 6.1 OF THE PARTICIPATION AGREEMENT, LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE STATE OF TITLE EXISTING AS OF THE COMMENCEMENT DATE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER THE AGENT NOR ANY PRIMARY FINANCING PARTY HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER THE AGENT NOR ANY PRIMARY FINANCING PARTY SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON, IS OR WILL BE (INSOFAR AS THE AGENT AND EACH PRIMARY FINANCING PARTY ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS (EXCEPT FOR THE REPRESENTATIONS OF LESSOR IN SECTION 6.1 OF THE PARTICIPATION AGREEMENT), AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN THE AGENT AND THE PRIMARY FINANCING PARTIES, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

      8.2 Possession and Use of Each Property.

            (a) At all times during the Term, each Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business provided, subleasing pursuant to Section 25.2 hereof shall be permitted. Lessee shall pay, or cause to be paid during the Term, all charges and costs required in connection with the use of each

      Property as contemplated by this Lease. Lessee shall not commit or permit any waste of any Property or any part thereof.

            (b) The address stated in Section 6.2(i) of the Participation Agreement is the principal place of business and chief executive office of Lessee and its jurisdiction of organization (as such terms are used in the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of the location of its principal place of business, the location of its chief executive office or the location of its jurisdiction of organization. Regarding each Property, the applicable Lease Supplement shall correctly identify the Equipment and the Improvements and contain an accurate legal description for the related parcel of Land. The Equipment and Improvements respecting each Property will be located on the parcel of Land identified in the applicable Lease Supplement.

            (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property, or to or in any real property, in a manner that could give rise to the assertion of any Lien on such item of Equipment in favor of a third party that is prior to the Liens thereon created by the Operative Agreements by reason of such attachment or the assertion of a claim that such item of Equipment has become an accession or a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

            (d) On or prior to the Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise a part of such Property, a schedule that has a general description of the Improvements which shall comprise a part of such Property and a legal description of the Land upon which such Improvements are located, all of which shall be leased hereunder as of the Commencement Date. As of the Commencement Date, such Equipment, Improvements, Land (whether owned or ground leased) and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

            (e) At all times during the Term with respect to each Property, Lessee will comply with all obligations under, and (to the extent no Event of Default exists and provided that any such exercise of rights and remedies hereinafter referred to in this Section 8.2(e) will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

      8.3 [Reserved.]

                                   ARTICLE IX

      9.1 Compliance With Legal Requirements, Insurance Requirements and Manufacturer's Specifications and Standards.

Subject to the terms of Article XIII relating to permitted contests, during the Term Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws) and all Insurance Requirements relating to each Property, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, use, operation, maintenance, repair, refurbishment and restoration of each Property, and (c) comply with all industry standards, including without limitation the acquisition, use, operation, maintenance, repair, refurbishment and restoration of each Property, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.

                                    ARTICLE X

      10.1 Maintenance and Repair; Return.

            (a) During the Term, subject to the provisions of Article XV with respect to a Casualty or Condemnation, Lessee, at its sole cost and expense, shall maintain each Property as the type of facility described in the applicable Appraisal as of the Commencement Date and shall maintain, repair and keep the condition of such Property to the industry standard applicable to such type of facility (ordinary wear and tear excepted), but in any event, Lessee shall maintain each Property in a manner which does not have a Material Adverse Effect on such Property. Lessee, at its sole cost and expense, shall make all necessary repairs to each Property and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
      Section 9.1 and on a basis consistent with the operation and maintenance of Lessee's properties or equipment comparable in type and function to each Property, such that each Property is capable of being immediately utilized by a third party, subject to normal tenant upfits, and in compliance with standard industry practice for the type of facility described in the applicable Appraisal as of the Commencement Date, subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

            (b) Lessee shall not use or locate any component of any Property outside of the Approved State therefor. Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the temporary removal of Equipment or Fixtures for repair or replacement of worn out or obsolete Equipment or Fixtures.

            (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement substitute component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All such component replacements and substitutions which are added to any Property shall be treated as Required Modifications as provided in Article XI and shall be replaced in accordance with such Article XI.

            (d) Upon reasonable advance notice and during regular business hours, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto, but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee. In connection with any such inspection initiated upon the occurrence of, and thereafter during any continuance of, a Lease Event of Default, costs and expenses in connection with any such inspection shall be borne by the Lessee. Such inspection shall be subject to Lessee's reasonable safety and security procedures applicable to employees and invitees of Lessee.

            (e) Lessee shall cause to be delivered to Lessor Appraisals in compliance with Section 8.3(e) of the Participation Agreement.

            (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, industry standards, contract, agreement, covenant, condition or restriction at any time in effect.

            (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to any Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased or caused its designee to purchase such Property, surrender such Property (i) to Lessor pursuant to the exercise of the applicable remedies upon the occurrence and continuance of a Lease Event of Default or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

      10.2 Environmental Inspection.

      If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason Lessee does not elect (for itself or its designee) to purchase each Property in accordance with the terms of this Lease, then not more than one hundred eighty (180) days nor less than sixty (60) days prior to the Expiration Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor.

                                   ARTICLE XI

      11.1 Modifications.

            (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor, may make modifications, alterations, renovations, improvements and additions to each Property or any part thereof and substitutions and replacements therefor (collectively and including Required Modifications (hereinafter defined), "Modifications"), and Lessee shall make any and all Modifications necessary to maintain warranties for the Properties and each component thereof or required to be made pursuant to all Legal Requirements, Insurance Requirements and industry standards applicable to the Property or any part thereof, but in all cases excluding Non-Integral Equipment (the "Required Modifications"); provided, that: (i) unless required or recommended pursuant to any Legal Requirement, Insurance Requirement or industry standard, no Modification shall diminish the fair market value, utility or useful life of any Property from that which existed immediately prior to such Modification (assuming such Property has been maintained and repaired in accordance with the requirements of this Lease) nor shall such Modification otherwise have or reasonably be expected to have a Material Adverse Effect; (ii) each Modification shall be performed and completed diligently and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall, at its cost and expense, provide a replacement Modification in compliance with the Lease and the other Operative Agreements; (viii) Lessee has obtained all consents, approvals and each other item required by any Governmental Authority and as required pursuant to the restrictive covenants applicable to the Land and Improvements; and (ix) no Modification shall result in a diminution in the value of such Property, after taking into account the removal of such Modification (provided such Modification is permitted to be removed), in the aggregate, below what the expected value of such Property would have been prior to the addition of such Modifications, in the aggregate, as determined by the Lessor in its sole discretion. Excluding in each case, Non-Integral Equipment, all Modifications shall immediately and without further action upon their incorporation into any Property (1) become property of Lessor,
      (2) be subject to this Lease and (3) be titled in the name of Lessor. Subject to the fourth sentence of this Section 11.1, Lessee shall not remove or attempt to remove any Modification titled to Lessor from any Property, except as set forth in Section 10.1. Notwithstanding the immediately preceding sentence, provided, no Lease Event of Default has occurred and is continuing (or for ninety (90) days after the date a Lease Event of Default has first occurred and, if requested by Lessor, Lessee has posted a bond to cover damages to the Properties caused by removal of the Non-Integral Equipment or otherwise caused by Lessee or its Affiliates or agents during such period), then Lessee may, upon reasonable advance notice to Lessor and with the consent of Lessor (which consent shall not be unreasonably or delayed) enter the applicable Properties for the purpose of removing the Non-Integral Equipment in accordance with Sections
      10.1 and 11.1) and so long as Lessee has completed all repairs required pursuant to the Lease contemporaneously with the removal of such Non-Integral Equipment and such removal occurs prior to the Expiration Date, Lessee may remove such Non-Integral Equipment prior to the end of the Basic Term or during such 90-day period, as applicable, and such Non-Integral Equipment shall be deemed to be property of Lessee or the relevant third party who financed such Non-Integral Equipment, provided, if Lessee fails to remove such Non-Integral Equipment in accordance with the Operative Agreements (including the 90-day period set forth above) or prior to the Expiration Date then all of Lessee's right, title and interest in and to such Non-Integral Equipment shall be deemed to be immediately and automatically transferred to Lessor on such date and shall become part of the applicable Property and Lessor may sell or dispose of such Non-Integral Equipment without notice to Lessee and Lessee waives all rights it may have to dispute or contest such sale or disposal, provided proceeds of such sale or disposal are distributed in accordance with
      Section 8.7 of the Participation Agreement. In all cases, Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Non-Integral Equipment.

            (b) [Reserved].

            (c) The parties hereto agree that Non-Integral Equipment and other personal property which is owned by Lessee or a third party and is not a part of any Property may be removed by Lessee prior to the Expiration Date, so long as such personal property without causing material damage, after taking into account repairs which are actually completed or caused to be completed by Lessee, at Lessee's sole cost and expense, at the time of such removal.

                                   ARTICLE XII

      12.1 Warranty of Title.

            (a) Lessee hereby acknowledges and shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications, but not Non-Integral Equipment) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease from and after the date hereof or such date of incorporation into any Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modification (or any part or component thereof other than Non-Integral Equipment) or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amount held by the Agent or any Primary Financing Party pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to any such Property, any component thereof, any Modification other than Non-Integral Equipment, the Rent or any other such amount, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) perfected Liens subject only to Permitted Liens and Lessor Liens. At all times subsequent to the Commencement Date respecting any Property, Lessee shall (i) cause a valid, perfected Lien on each Property to be in place in favor of the Agent (for the benefit of the Secured Parties), subject to no Lien other than Permitted Liens and Lessor Liens and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

            (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor or Agent, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER LESSOR NOR THE AGENT IS AND NEITHER SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR OR THE AGENT IN AND TO ANY PROPERTY.

                                  ARTICLE XIII

      13.1 Permitted Contests Other Than in Respect of Indemnities.

      Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Insurance Requirement, Imposition or utility charge payable pursuant to Section
4.1 or 13.2 or any Lien, attachment, levy, encumbrance or encroachment (other than the Liens created pursuant to the Operative Agreements in favor of the Agent for the benefit of the Financing Parties) and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, each Property, the Agent and each Primary Financing Party; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on any Property that would subject any part of any Property or any Rent to a material risk of being sold, forfeited, lost or deferred or a material reduction in value (with respect to a reduction in value, after taking into account actual reserves designated for payment of the applicable loss on Lessee's books and any bonds provided by Lessee to protect the Lessor's Interest and the interest of the Financing Parties from the applicable loss; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on the Agent or any Primary Financing Party for failure to comply therewith; (d) to the extent a payment or any portion thereof, which is the subject of a permitted contest, was paid with Advances, then upon receipt of any payment, refund or other receipt of proceeds pursuant to a permitted contest, such amount shall be delivered to the Agent for distribution pursuant to Section 8.7 (b)(i) of the Participation Agreement; and (e) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to each Financing Party an Officer's Certificate certifying as to the matters set forth in clauses
(a), (b) and (c) of this Section 13.1. Lessor shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein; provided, that all reasonable costs and expenses actually incurred by Lessor shall be payable by Lessee.

      13.2 Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements.

      Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions, utility charges, Insurance Requirements and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements, Insurance Requirements and industry standards.

                                   ARTICLE XIV

      14.1 Public Liability and Workers' Compensation Insurance.

      During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on any Property or respecting the Equipment and such other public liability coverages as are in accordance with Lessee's historical practices and if required by the Mortgage Note Lender other than Wachovia Bank, National Association, earthquake insurance acceptable to the Mortgage Note Lender. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $15,000,000. The policies shall name Lessee as the insured and shall name the Agent and each Primary Financing Party as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim arising in connection with any Property before any contribution by any insurance which the Agent or any Primary Financing Party may have in force. In the operation of each Property, Lessee shall comply with applicable workers' compensation laws and protect the Agent and each Primary Financing Party against any liability under such laws.

      14.2 Permanent Hazard and Other Insurance.

            (a) During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Modifications in each case in amounts no less than the Property Cost of such Property from time to time and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee; provided, that Lessee shall not be required to maintain builders' risk insurance during construction of any Modifications that have construction costs equal to or less than of $250,000, provided, however, all contractors, subcontractors and any other party providing services related to such construction shall be bonded and insured pursuant to industry standards appropriate for the work to be performed. The policies shall name Lessee as the insured and the policies themselves or by endorsement shall name Lessor and the Agent (on behalf of the Secured Parties) as additional insureds, mortgagees and loss payees, as their interests may appear; provided, so long as no Lease Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid directly to Lessee.

            (b) If, during the Term with respect to each Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any Property. During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance compliant with all Legal Requirements and consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000.

      14.3 Coverage.

            (a) As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of the Agent, each Primary Financing Party) with certificates, in form and substance reasonably satisfactory to the Agent, prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) the Agent and each Primary Financing Party as additional insureds (in the case of liability insurance) and mortgagees and loss payees (in the case of property/hazard, builders' risk and flood insurance) and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having an A or better rating by A.M. Best's Key Rating Guide with respect to property and casualty insurance and at least A- or better rating by A.M. Best's Key Rating Guide with respect to all other insurance and, in all cases, a rating by S&P or Moody's of A or A2, respectively, or higher. Lessee shall cause such certificates to include a provision for ten (10) days' advance written notice by the insurer to the Agent (on behalf of the Agent and each Primary Financing Party) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of the Agent and each Primary Financing Party) so requests, Lessee shall deliver to the Agent (on behalf of the Agent and each Primary Financing Party) copies of all insurance policies required by Sections 14.1 and 14.2.

            (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any contractor, as the case may be, have waived any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against the Agent and each Primary Financing Party to the extent of payments made to any such Person under any such policy in accordance with the Operative Agreements.

            (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this

      Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost.

            (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

                                   ARTICLE XV

      15.1 Casualty and Condemnation.

            (a) Subject to this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice with respect to a Property), and prior to the occurrence and continuation of a Lease Default or Lease Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any Property Proceeds or other condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor may become entitled by reason of their respective interests in any Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Lease Default or Lease Event of Default shall have occurred and be continuing or if such Property Proceeds shall exceed $1,000,000, then such Property Proceeds shall be paid directly to Lessor to be held for the benefit of the Secured Parties and, provided no Lease Default or Lease Event of Default has occurred and is continuing, to be disbursed pursuant to this Article XV and if received by Lessee or any Primary Financing Party shall be held in trust for Lessor, and shall be paid over by such party to the Agent and held in accordance with the terms of this paragraph (a). Except as expressly set forth in this Section 15.1, all such amounts in excess of $1,000,000 held by the Agent hereunder for the benefit of the Secured Parties on account of any condemnation proceeds, award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be delivered to the Agent and held for the benefit of the Secured Parties as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements. When all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied or expressly waived, all amounts so held by Lessor shall be paid over to Lessee. If a Property is sold pursuant to this Lease, the Agent has received Termination Value with respect to each such Property and no Lease Default or Lease Event of Default has occurred and is continuing, the Property Proceeds held by the Agent with respect to such Property, shall be delivered by the Agent to the purchaser of such Property at the time of such sale subject to the foregoing conditions.

            (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any Property Proceeds on account of any such Casualty or Condemnation and shall pay all expenses thereof. At Lessee's reasonable request, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment; provided, that all reasonable costs and expenses actually incurred by Lessor or the Agent in connection therewith shall be payable by the Lessee. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such Property Proceeds or other condemnation proceeds, award, compensation or insurance payment.

            (c) If Lessee shall receive notice or otherwise have knowledge of a Casualty where the cost to repair, restore or replace the damaged portion of any Property is estimated to equal or exceed ten percent (10%) of the Property Cost of such Property, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice or gaining of such knowledge. In the event such a Casualty occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections
      16.1 and 16.2 shall apply; provided, however, if no Lease Default or Lease Event of Default shall have occurred and be continuing and if the cost to repair, restore or replace the damaged portion of such Property is less than thirty-five percent (35%) of the Property Cost of such Property and, Lessee delivers within thirty (30) days of such Casualty written notice to Lessor that Lessee intends to repair and restore the portion of such Property affected by such Casualty, then Lessee may repair and restore the portion of such Property affected by such Casualty pursuant to the terms and conditions of the Operative Agreements, including without limitation Sections 10.1, 11.1 and 15.1 of this Lease and Property Proceeds held by Lessor pursuant to this Section 15.1 with respect to such loss shall be made available for the Restoration in accordance with Section 15.1(e) hereof. If Lessee shall receive notice of a Condemnation of any Property or any portion thereof or interest therein where the fair market value of such Property shall be diminished by more than ten percent (10%), Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. In the event such a Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice for the affected Property to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.

            (d) In the event of a Casualty or a Condemnation with respect to any Property (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to such Property in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

            (e) (i) If, pursuant to this Section 15.1, Lessee does not deliver a notice to terminate this Lease pursuant to clause (d) above or is not required to deliver or deemed to have delivered a notice to terminate this Lease pursuant to clause (c) above, then this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to any affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with this Section 15.1) promptly and diligently repair any damage to any affected Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1 (the "Restoration"), using the as-built plans and specifications, in accordance with industry standards, for the applicable Improvements, Equipment, Fixtures or other components of such Property other than Non-Integral Equipment (as modified to give effect to (x) any subsequent Modifications or to give effect to such Modifications to be made as a part of such Restoration as may be permitted under Section 11.1, (y) any previous Condemnation affecting such Property and (z) all applicable Legal Requirements, Insurance Requirements and industry standards), so as to restore such Property to the same or a greater fair market value, and such that such Property shall after such Restoration have the same or greater useful life and utility for its intended use as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) and such that the fair market value of the Property is not less than the Termination Value for such Property and the security interests of Lessor and the Primary Financing Parties in the Property are not adversely affected. In such event, title to such Property shall remain with Lessor.

                  (ii) If the Property Proceeds are received by or turned over to the Agent, in accordance with Section 15.1(a), in respect of any Casualty or Condemnation, and if a Lease Default or Lease Event of Default shall not have occurred and be continuing, then the Agent shall make available for expenses related to the Restoration of any affected Property all such Property Proceeds Lessor receives pursuant to this Lease with respect to such Property provided that such Restoration shall be accomplished as provided in Section 15.1(g) so long as such Restoration can, in the reasonable judgment of the Agent, be completed by the earlier of (A) nine (9) months after the date of the Casualty or Condemnation or (B) the date two hundred forty (240) days prior to the Expiration Date, and in such a manner so that such Property will, on the date upon which Restoration was completed or was supposed to be completed, have a value (as determined in the reasonable judgement of the Agent) at least equal to its value prior to the Casualty or Condemnation.

                  (iii) Unless a Default or Event of Default shall have occurred and be continuing, any such Property Proceeds held by the Agent for the Restoration shall be made available by the Agent (or at Lessor's election by a disbursing or escrow agent who shall be selected by Lessor and whose fees shall be paid by Lessee) from time to time as requested by Lessee, but no more frequently than once a month as the Restoration progresses, upon delivery to the Agent of the following:
            (A) evidence reasonably satisfactory to the Agent of the estimated cost of the Restoration; (B) funds (or assurances reasonably satisfactory to the Agent that such funds are available) sufficient in addition to such Proceeds to complete and fully pay for the Restoration; and (C) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, plats of survey and such other evidence of cost, payment and performance as the Agent may reasonably require and approve. No payment made from such Property Proceeds prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time, as such value shall be determined by the Agent in its reasonable judgment. Prior to commencement of the work, and from time to time thereafter, if so requested by the Agent, Lessee shall deposit with Lessor an amount of funds in excess of such Property Proceeds which, together with such Property Proceeds, shall at all times be at least sufficient in the reasonable judgment of the Agent to pay the entire unpaid cost of the Restoration, free and clear of all Liens or claims of Lien other than the Liens created pursuant to the Operative Agreements. If requested by the Agent, Lessee shall execute such documentation at the time the initial deposit is made to subject all such deposit amounts to a perfected security interest in favor of the Agent for the Secured Parties, which perfected security interest shall be assigned to the Agent. Further, if requested by the Agent, a legal opinion shall be issued in favor of the Agent and the Primary Financing Parties opining as to the perfected status of such security interest. All such documentation and legal opinion shall be in form and substance reasonably satisfactory to the Agent. Unless a Lease Default or Lease Event of Default shall have occurred and be continuing, any surplus which may remain out of such Property Proceeds held by the Agent after payment of all costs of the Restoration shall be paid to Lessee. At Lessee's reasonable request, Lessor shall deliver to the Agent and the Agent will deposit any Proceeds held by the Agent for the Restoration into an interest-bearing account over which the Agent has sole possession, authority and control, and otherwise on terms and conditions reasonably satisfactory to the Agent.

            (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

            (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term with respect to any affected Property a Casualty occurs with respect to such Property or Lessee receives notice of a Condemnation with respect to any Property, and following such Casualty or Condemnation, such Property cannot reasonably be restored, repaired or replaced on or before the day two hundred forty
      (240) days prior to the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation to the same or a greater fair market value, and such that such Property shall after such repair or restoration have the same or greater useful life and utility for its intended purpose as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2 or otherwise) and pay Lessor the Termination Value for such Property. If a Lease Default or a Lease Event of Default has occurred and is continuing and any Loans, Lessor Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Lessor Advances or other amounts owing with respect thereto) shall be paid to the Agent, held as security for the performance of the

      Lessee Secured Obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Lessor Advances and other amounts owing with respect thereto being distributed to the Lessee.

      15.2 Environmental Matters.

      Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $100,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to such Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly during such thirty (30) day period deliver to Lessor notice of intention to remediate, and thereafter promptly and diligently undertake and complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in compliance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant reasonably acceptable to Agent a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance with applicable Environmental Law. Not less than sixty (60) days and not more than one hundred eighty (180) days prior to any time that Lessee elects to cease operations with respect to any Property or to remarket any Property pursuant to the Sale Option pursuant to Section 20.1 hereof or pursuant to any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to the Agent a Phase I environmental site assessment (or an update of a prior Phase I environmental site assessment) respecting such Property recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional acceptable to the Agent in its reasonable discretion and in form, scope and content satisfactory to the Agent in its reasonable discretion. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, Lessee shall be obligated to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such Property to a Person other than Lessee or any Affiliate or other designee of Lessee.

      15.3 Notice of Environmental Matters.

      Promptly, but in any event within fifteen (15) days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) days of receipt, copies of all written communications with any Governmental Authority relating to any Environmental Law in connection with any Property. Lessee shall also promptly provide such detailed reports of any such environmental claims as may reasonably be requested by Lessor.

                                   ARTICLE XVI

      16.1 Termination Upon Certain Events.

      If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to any Property to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to such Property upon the payment in full of the Termination Value for such Property in accordance with the terms of the Operative Agreements on the applicable Termination Date.

      16.2 Procedures.

            (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the applicable Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the applicable Property and purchase such Property on such Termination Date.

            (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

      17.1 Lease Events of Default.

      If any one (1) or more of the following events, subject to the penultimate paragraph of this Section 17.1, (each a "Lease Event of Default") shall occur and be continuing:

            (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value on the date any such payment is due and payable, any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value or any amount due on the Expiration Date;

            (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) within three (3) days after receipt of written notice that such payment is due and payable;

            (c) Lessee shall fail to maintain insurance as required by Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof;

            (d) (i) Lessee shall fail to observe or perform pursuant to Sections
      5.4 or 8A.9 of the Participation Agreement or (ii) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease or any other Operative Agreement to which Lessee is a party other than those set forth in Sections 17.1(a), (b), (c) or (d)(i) hereof, and such failure shall continue for thirty (30) days after the Lessee either has received written notice thereof or a Responsible Officer of Lessee shall have actual knowledge thereof; provided, that in the case of this clause (ii), if such failure is not capable of remedy by the payment of money or otherwise within such thirty (30) day period but may be remedied with further diligence and if Lessee has and continues to pursue diligently such remedy, then Lessee shall be granted additional time to pursue such remedy for such period as the Agent may determine in its reasonable discretion; provided, further, in no event shall such additional period exceed ninety (90) days or (iii) any representation or warranty or statement of fact made by Lessee set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made, provided, however, with respect to this Section 17.1(d)(ii) and (iii) to the extent Agent exercises discretion in making the determination that an Event of Default has occurred, Agent shall exercise such discretion in a commercially reasonable manner;

            (e) [Reserved];

            (f) The Lessee or any Subsidiary of the Lessee shall (i) fail to make any payment, whether of principal, premium or interest, in an aggregate amount equal to or greater than $5,000,000 in respect of any Indebtedness (other than any Indebtedness pursuant to the Operative Agreements) of, or guaranteed by, the Lessee or any Subsidiary when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or (ii) any other default under any agreement or instrument relating to any Indebtedness of the

      Lessee or any of its Subsidiaries, or any other event (including a default in payment of a lesser amount than that specified above if such default would cause or permit acceleration as described in this clause) shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event (A) is to permit the acceleration of the maturity of any such indebtedness in an aggregate principal amount equal to or greater than $20,000,000 or (B) results in the acceleration of the maturity of any such indebtedness in an aggregate principal amount equal to or greater than $20,000,000;

            (g) The liquidation or dissolution of Lessee, or the suspension of the business of Lessee, or the filing by Lessee of a voluntary petition or an answer seeking reorganization, arrangement, receivership, readjustment of its debts, insolvency, liquidation, dissolution, winding-up or for any other relief under the Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of the Lessee indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by the Lessee for, or the appointment by, consent or acquiescence of the Lessee of a receiver, a conservator, a trustee or a custodian of the Lessee for all or a substantial part of its property; the making by the Lessee of any general assignment for the benefit of creditors; the inability of the Lessee or the admission by the Lessee in writing of its inability to pay its debts as they mature or the Lessee is generally not paying its debts and other financial obligations as they become due and payable; or the Lessee taking any corporate action to authorize any of the foregoing;

            (h) The filing of an involuntary petition against the Lessee in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, insolvency, liquidation, dissolution, winding-up or for any other relief under the Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a conservator, a trustee or a custodian of the Lessee for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Lessee, and the continuance of any of such events for sixty (60) days undismissed or undischarged;

            (i) [Reserved];

            (j) The entering of any order in any proceedings against the Lessee or any Subsidiary of the Lessee decreeing the dissolution, divestiture or split-up of the Lessee or any Subsidiary of the Lessee and such order remains in effect for more than sixty (60) days; provided to the extent such does not have a Material Adverse Effect (determined in a commercially reasonable manner), Subsidiaries of Lessee may be dissolved, provided, however, with respect to this Section 17.1(j) to the extent Agent exercises discretion in making the determination that an Event of Default has occurred, Agent shall exercise such discretion in a commercially reasonable manner

            (k) Any Environmental Violation shall have occurred relating to any Property and either (i) Lessee shall, not within thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to such Property pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly during such thirty (30) day period deliver to Lessor notice of intention to remediate or (ii) such Environmental Violation is reasonably expected to exceed $500,000 in remediation costs;

            (l) [Reserved];

            (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against the Lessee or any Subsidiary of the Lessee in excess of $20,000,000 in the aggregate above amounts covered by insurance, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or
      (ii) the Lessee or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a final decision has been reached with respect to such appeal and the related stay has been lifted;

            (n) The Lessee or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to the PBGC or shall fail to pay within thirty (30) days after becoming due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $2,000,000 shall be filed under Title IV of ERISA by the Lessee or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against the Lessee or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

            (o) (i) As a result of one (1) or more transactions after the date of this Lease, any "person" or "group" of persons shall have "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) of fifty percent (50%) or more of the outstanding common stock of Lessee; or (ii) without limiting the generality of the foregoing, during any period of twelve (12) consecutive months, commencing after the date of this Lease, individuals who at the beginning of such period of twelve (12) months were directors of Lessee shall cease for any reason to constitute a majority of the board of directors of Lessee (excluding for such calculation, directors who die or retire (for reasons other than any sale, transfer of assets or merger involving Lessee) during any period of twelve (12) consecutive months so long as such directors are replaced by the surviving directors during such period), provided, that the relationships among the respective shareholders of Lessee on the Initial Closing Date shall not be deemed to constitute all or any combination of them as a "group" for purposes of clause (o)(i), provided, it shall not cause an Event of Default pursuant to this Section 17.1(o) in the event Lessee is acquired by or merged with and does not survive the merger a company with a rating by S&P of BB+ or higher or a rating by Moody's of Ba1 or higher, provided, further, such successor shall execute and deliver documents in form and substance reasonably acceptable to the Agent which reaffirm its obligations as Lessee pursuant to the Operative Agreements;

            (p) (i) Any Basic Document to which Lessee is a party shall cease to be in full force and effect or (ii) any other Operative Agreement to which Lessee is a party shall cease to be in full force and effect and such could reasonably be expected to have a Material Adverse Effect, provided, however, with respect to this Section 17.1(p) to the extent Agent exercises discretion in making the determination that an Event of Default has occurred, Agent shall exercise such discretion in a commercially reasonable manner; or

            (q) Any failure by Lessee to comply with any of its obligations under the Cash Collateral Agreement and such failure shall continue for ten (10) days after the earlier of (i) a Responsible Officer of Lessee has knowledge of such noncompliance or (ii) the date upon which Lessor or the Agent first provides notice thereof;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, accelerate the date for payment by Lessee of the Termination Value for all Properties or terminate this Lease by giving Lessee five (5) days written notice of such acceleration or termination, as the case may be, (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated, unless otherwise accelerated, without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (j)), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

      Upon the occurrence of any event described in Sections 17.1(c), (d), (f),
(k), (m), (n) or (o) or, if applicable, during any cure period, if any, the Lessee may on or before the date such event would otherwise constitute a Lease Event of Default to avoid such Event of Default or, if applicable, during the cure period, if any, provided with respect to such Lease Event of Default, by providing written notice to the Agent and each Primary Financing Party and confirming receipt thereof which notice states that Lessee shall purchase all, but not less than all, of the Properties for the aggregate Termination Value for all Properties within two (2) Business Days (the "Immediate Purchase Notice"), then such event which would otherwise constitute a Lease Event of Default shall be deemed not to constitute a Lease Event of Default so long as Lessee is in strict compliance (in the Lessor's judgment) with this Section 17.1. Immediately upon receipt of the Immediate Purchase Notice, the Loans, Lessor Advances and all other obligations of the Lessee pursuant to the Operative Agreements shall be deemed to be due and owing and the Agent and the Primary Financing Parties may immediately apply all Cash Collateral to the aggregate Termination Value for all Properties. Within five (5) Business Days of the delivery of the Immediate Purchase Notice, Lessee shall deliver to the Agent the aggregate Termination Value for all Properties less (to the extent such is not duplicative) the amount of Cash Collateral, if any, that has been previously applied to such Termination Value. Upon receipt in full of the aggregate Termination Value for all Properties, Lessor and the Agent shall diligently work to convey title to the Properties to Lessee and release the Liens on the Properties created by the Operative Agreements pursuant to the applicable documentation set forth in
Section 20.2 of the Lease.

      A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE AS SUPPLEMENTED BY THE LEASE SUPPLEMENT. A POWER OF SALE MAY ALLOW AGENT, AS AGENT FOR LESSOR AND THE PRIMARY FINANCING PARTIES, TO TAKE EACH PROPERTY AND SELL EACH PROPERTY WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT.

      17.2 Surrender of Possession.

      If a Lease Event of Default shall have occurred after the Commencement Date and be continuing, and the Lessee's right to possession of the Property has been foreclosed or terminated pursuant to Section 17.1 in any other manner, in any event in accordance with any applicable Law, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of each Property. Lessor may enter upon and repossess each Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications not required to be surrendered to Lessor under this Lease from each Property. Such removed property shall be deemed abandoned and Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return each Property promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

      17.3 Reletting.

      If a Lease Event of Default shall have occurred after the Commencement Date and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

      17.4 Damages.

      The parties hereto agree that upon the occurrence of an Event of Default damages would be hard to estimate and the parties agree that this damages section and the damages set forth in Section 17.6 are a good estimate of the damages. Neither (a) the termination of this Lease as to any Property pursuant to Section 17.1; (b) the repossession of any Property; nor (c) the failure of Lessor to relet any Property, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred after the Commencement Date and be continuing and this Lease is terminated pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. In the event this Lease is not terminated pursuant hereto, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease and until the end of the Term hereof Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of the Agent's and any Primary Financing Party's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this
Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this
Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

      17.5 Power of Sale.

      (a) Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and the Lease Supplement its right, title and interest in and to the Properties and this Lease to the Agent for the benefit of the Secured Parties, a Lien against each Property as trustee WITH POWER OF SALE for each Property, and that, upon the occurrence and during the continuance of any Lease Event of Default, the Agent shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose Lessee's interest (or cause such interest to be foreclosed) in all or any part of any Property for use in satisfaction of the Lessee Secured Obligations.

      (b) Upon the occurrence and during the continuance of a Lease Event of Default, the Agent, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of such interest in one or more of the Properties, against Lessee for the Termination Value or for the appointment of a receiver pending any foreclosure hereunder or the sale of such interest in such Property or Properties, or for the enforcement of any other appropriate legal or equitable remedy.

      17.6 Final Liquidated Damages.

      If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value (including, without limitation, the Make - Whole Amount). Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment which is not, in each of the foregoing cases, Non-Integral Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease and the other Operative Agreements (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The Properties shall be conveyed to Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

      17.7 Environmental Costs.

      If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.3, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting one or more Properties, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within five (5) Business Days of any request by Lessor for such payment. Except as otherwise provided in the Operative Agreements, Lessee shall not be responsible for additional incidents caused by actions by third parties other than Lessee, Lessee's Affiliates and any of their agents, employees, designees and assignees occurring after sale and conveyance of such Property so long as none of Lessee, any of its Affiliates or and any of their agents, employees, designees and assignees is in possession of, occupies or has any right, title or interest in or to such Property. The provisions of this
Section 17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

      17.8 Waiver of Certain Rights.

      If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and
(d) the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Properties or any portion thereof or interest therein; and (e) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

      17.9 Assignment of Rights Under Contracts.

      If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, testing, use, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, testing, use, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

      17.10 Remedies Cumulative.

      The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

      17.11 Lessee's Right to Cure by Purchase of the Properties.

      Notwithstanding anything in this Lease or in any of the other Operative Agreements to the contrary, upon the occurrence and continuance of a Lease Default or Lease Event of Default, Lessee may, but shall not be obligated to, cure any such Lease Default or Lease Event of Default, as the case may be, by purchasing the Properties, such purchase to be consummated as provided in
Section 20.2.

      17.12 Limitation Regarding Certain Lease Events of Default.

      Notwithstanding anything contained herein or in any other Operative Agreement to the contrary, upon the occurrence and during the continuance of a Lease Event of Default under Sections 17.1(d)(ii) or 17.1(d)(iii) of the Lease arising solely as a result of a violation of Sections 5.3(k), 5.3(u), 5.3(x), 6.2(z), 8A.1 (relating solely to the "going concern" qualification of the Lessee's financial statements by its independent certified public accountants), in each case of the Participation Agreement and with respect to Section 17.1(d)(i) of the Lease, arising solely as a result of a violation of Section 8A.9 of the Participation Agreement, attributable solely to a Lease Event of Default pursuant to Section 17.1(f)(ii)(A), or 17.1(f)(ii)(B) if the Primary Financing Parties and their Affiliates, either collectively or individually, have the ability to control (by vote or otherwise) whether such Indebtedness will become due prior to its stated maturity or Section 17.1(o) (collectively, a "Limited Recourse Event of Default"), the maximum aggregate amount of Lessee's obligations attributable solely to a Limited Recourse Event of Default (including without limitation any liability of amounts due pursuant to Section
3.2 of the Cash Collateral Agreement or Section 7.3(c) and 7.3(d) of the Participation Agreement, pursuant to Section 11.1 (c) or (g) or 11.4 of the Participation Agreement for enforcement costs or losses arising as a result of such Limited Recourse Event of Default, or pursuant to Section 11.2 of the Participation Agreement related to transfer taxes incurred as a result of a disposition of any Property following and resulting from a Limited Recourse Event of Default) shall be an amount equal to the Maximum Residual Guarantee Amount (net of Remarketing Expense for such Property) for each affected Property, provided, this Section 17.12 shall not in any way limit the liability of the Lessee in the event of any other Lease Event of Default other than a Limited Recourse Event of Default or any indemnity payment to any Indemnified Person not resulting from or related to the occurrence of such Limited Recourse Event of Default, including without limitation (except as expressly stated above), the indemnities set forth in Sections 11.1 through 11.5 of the Participation Agreement and such indemnity payment shall not be included in the calculation set forth above. Lessee nonetheless acknowledges and agrees that even though the maximum aggregate recovery from Lessee is limited as aforesaid, neither Lessor's nor any other Financing Party's right of recovery from the Properties (as opposed to any recovery from Lessee) is so limited and Lessor or any other applicable Financing Party shall be entitled to recover 100% of the amounts owed to Lessor or such other Financing Party in accordance with the Operative Agreements from its interest in the Properties, including without limitation, to the extent not duplicative, 100% of the aggregate Termination Value for all Properties. Proceeds from any such disposition of the Properties after the occurrence of a Limited Recourse Event of Default shall be distributed in accordance with Section 8.7 of the Participation Agreement. In the event any Property is remarketed by Lessor after the occurrence and solely as a result of a Limited Recourse Event of Default, then Lessee shall have a nonexclusive right to deliver bids for the purchase of any Property to Lessor for one hundred twenty (120) days commencing on the date the applicable Limited Recourse Event of Default occurred (such period the "LRED Period"). Promptly upon, but in no event more than three (3) Business Days after the occurrence of a Limited Recourse Event of Default, Lessee shall pay the Maximum Residual Guarantee Amount to the Agent and shall promptly surrender, or cause to be surrendered, (but in not event greater than thirty (30) days after the date of such Limited Recourse Event of Default) each Property in accordance with the terms and conditions of Section 10.1, and thereafter Lessee shall have an additional sixty
(60) days when Lessee may, upon reasonable advance notice to Lessor and the consent of Lessor (which consent shall not be unreasonably or delayed) enter the applicable

Properties for the purpose of removing the Non-Integral Equipment in accordance with Sections 10.1 and 11.1 of the Lease. If Lessee should fail to timely pay the Maximum Residual Guarantee Amount, Lessee shall purchase (or cause its designee to purchase) all such Properties in accordance with Section 20.2 on the date one (1) Business Day after the Maximum Residual Guaranty Amount was due pursuant to the preceding sentence. Lessor may reject any and all bids (and retain the Properties) with respect to any Property which is less than the Limited Recourse Amount and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject any bid submitted by Lessee during the LRED Period if such bid would result in the full repayment of the Limited Recourse Amount for such Property, and represents a bona fide offer from one (1) or more third party purchasers. If the highest price (net of Remarketing Expense) which a prospective purchaser or the prospective purchasers shall have offered to pay for any such Property during the LRED Period would not result in the full payment of the Limited Recourse Amount for the Properties or if such bid does not represent a bona fide offer from one (1) or more third parties or if there are no bids, then Lessor shall have the option to retain the Properties.

                                  ARTICLE XVIII

      18.1 Lessor's Right to Cure Lessee's Lease Defaults.

      Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by
Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon each Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All reasonable out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the interest rates referenced in Section 3.3(b)(iii) from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand and constitutes part of the obligations secured by this Lease.

                                   ARTICLE XIX

      19.1 [Reserved].

      19.2 No Purchase or Termination With Respect to Less than All of a
Property.

      Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property but shall be required to exercise its Purchase Option or the Sale Option with respect to the entire Property, which shall be an entire Lease Supplement.

                                   ARTICLE XX

      20.1 Purchase Option or Sale Option-General Provisions.

      Not less than one hundred eighty (180) days and no more than three hundred sixty (360) days prior to the Expiration Date, Lessee shall give the Agent (on behalf of Lessor) irrevocable written notice (the "Election Notice") that Lessee is electing (a) to purchase any of the Properties on the Expiration Date or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket any of the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the applicable Election Date pursuant to the terms of Section 22.1 (the "Sale Option"). In addition, Lessee may during the Term, provide an Election Notice not less that sixty (60) and not more than more than two hundred forty (240) days prior to any Payment Date irrevocably electing to purchase a Property on such Payment Date (the Expiration Date or, respecting the Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date") referenced in the Election Notice that it will purchase one or more Properties for the respective Termination Values (the "Early Purchase Option" and together with the option set forth in (a) above, the "Purchase Option"). If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option at least one hundred eighty (180) days and not more than three hundred sixty (360) days prior to the Expiration Date, then Lessee shall be deemed to have elected for the Purchase Option to apply on the Expiration Date.

      If any Property has not been fully repaired after a Casualty pursuant to
Article XV or is the subject of remediation efforts respecting Hazardous Substances at the applicable Election Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's reasonable discretion), then Lessee shall be obligated to purchase such Property pursuant to Section 20.2.

      20.2 Lessee Purchase Option.

      Provided, that the Election Notice has been appropriately given specifying the Purchase Option or Lessee shall be deemed to have elected the Purchase Option, Lessee shall purchase all the Properties on the applicable Election Date at a price equal to the Termination Value for all the Properties (which the parties do not intend to be a "bargain" purchase price) or with respect to the Early Purchase Option, Lessee shall purchase the applicable Property on the applicable Election Date at a price equal to the Termination Value for such Property.

      Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to all the Properties (or any individual Property pursuant to Section 16.2 or the Early Purchase Option) and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable (which could include the application of the Cash Collateral as permitted by the terms and conditions of the Operative Agreements), Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a special or limited warranty Deed or the local law equivalent conveying each such Property (to the extent it is real property) to Lessee (or Lessee's designee) free and clear of the Lien of this Lease, the Liens of the Security Documents and any other Operative Agreements and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) to Lessee (or Lessee's designee) free and clear of the Lien of this Lease, the Liens of the Credit Documents and any other Operative Agreements and any Lessor Liens; (c) any real estate tax affidavit required by law to be executed by Lessor and filed in order to record the Deed; (d) FIRPTA affidavits and (e) such other documents as the Lessee or the Agent shall reasonably request, in form and substance acceptable to each of Lessee and the Agent in each party's sole discretion, to facilitate the conveyance of the Properties in accordance with the Operative Agreements. All of the foregoing documentation must be in form and substance reasonably satisfactory to Agent and Lessee. Each such Property shall be conveyed to Lessee (or Lessee's designee) "AS-IS, WHERE-IS" and in then present physical condition.

      On the applicable Election Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor or the Agent, as appropriate, the sum of all reasonable costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent then due and payable or accrued under this Lease and/or any other Operative Agreement.

      20.3 Third Party Sale Option.

            (a) Provided, that (i) no Lease Default or Lease Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of all the Properties (with respect to which the Sale Option has been elected) on the Expiration Date (all as specified in the Election Notice), in accordance with the provisions of Section 22.1 hereof. The Expiration Date may be hereafter referred to as the "Sale Date".

            (b) In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the Sale Date, Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment (or an update of a Phase I environmental site assessment previously delivered) (with respect to which the Sale Option has been elected) for each Property recently prepared (no more than thirty (30) days old prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. In the event that Lessor shall not have received each such environmental site assessment by the date sixty (60) days prior to the Sale Date or in the event that any such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Sale Date shall pay to Lessor an amount equal to the Termination Value for all such Properties. Upon receipt of such payment, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all such Properties in accordance with the second paragraph of Section 20.2.

                                   ARTICLE XXI

      21.1 [Reserved].

                                  ARTICLE XXII

      22.1 Sale Procedure.

            (a) If Lessee properly elects the Sale Option, during the Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of any of the Properties (with respect to which the Sale Option has been elected) in connection with a sale to one (1) or more third party purchasers to be consummated on the Sale Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to the Agent the sum of all reasonable costs and expenses incurred by Lessor and/or the Agent (as the case may be) in connection with such sale of the Properties, all Rent then due and payable or accrued under this Lease and/or any other Operative Agreement.

            Lessor may reject any and all bids (and retain such Property) with respect to any Property which is less than the Limited Recourse Amount and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject any bid submitted by Lessee if such bid would result in the full repayment of the Limited Recourse Amount for such Property, and represents a bona fide offer from one (1) or more third party purchasers. If the highest price (net of Remarketing Expense) which a prospective purchaser or the prospective purchasers shall have offered to pay for any such Property on the Sale Date would not result in the full payment of the Limited Recourse Amount for such Property or if such bid does not represent a bona fide offer from one (1) or more third parties or if there are no bids, then Lessee shall pay the Maximum Residual Guarantee Amount and shall surrender, or cause to be surrendered, each such Property in accordance with the terms and conditions of Section 10.1 each on or before the Expiration Date and if Lessee should fail to timely pay such amount Lessee shall purchase (or cause its designee to purchase) all such Properties on the Expiration Date in accordance with Section 20.2.

            Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all the Properties free and clear of the Lien of this Lease, the Liens of the Credit Documents and any other Operative Agreement and any Lessor Liens, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following:
      (a) a special or limited warranty Deed or its local law equivalent conveying each such Property or the local law equivalent (to the extent it is real property) to the appropriate purchaser free and clear of the Lien of this Lease, the Liens of the Credit Documents and the other Operative Agreements and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Liens of the Credit Documents and the other Operative Agreements and any Lessor Liens; (c) any real estate tax affidavit required by law to be executed by Lessor and filed in order to record the Deed; (d) FIRPTA affidavits and
      (e) such other documents as the Lessee or the Agent shall reasonably request, in form and substance acceptable to each of Lessee and the Agent in each party's sole discretion, to facilitate the conveyance of the Properties in accordance with the Operative Agreements. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor and the Agent. Lessee shall surrender each such Property so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Neither Lessor nor Lessee shall take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If any Property is neither (i) sold on the Sale Date in accordance with the terms of this Section 22.1, nor (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then Lessee shall pay the Maximum Residual Guarantee Amount and shall surrender, or cause to be surrendered, each such Property in accordance with the terms and conditions of Section 10.1 each on or before the Expiration Date and if Lessee should fail to timely pay such amount Lessee shall purchase (or cause its designee to purchase) all such Properties on the Expiration Date in accordance with Section 20.2.

            (b) In the event Lessee shall have elected the Sale Option, Lessee hereby unconditionally promises to pay to Lessor on the Sale Date, the Maximum Residual Guarantee Amount. On the Sale Date if (x) Lessor receives the aggregate Termination Value for any of the Properties from one (1) or more third party purchasers and (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of
      Section 22.1(a) then Lessee may retain any excess above Termination Value. If one or more of the Properties is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Basic Rent and Supplemental Rent (exclusive of a payment of the Termination Value) and, without duplication, all other amounts then due and owing pursuant to the Operative Agreements and, without duplication, an amount equal to the Maximum Residual Guarantee Amount for each Property so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made, without duplication, together with a payment of all Rent and all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

            (c) In the event that all the Properties are either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

      22.2 Application of Proceeds of Sale.

      In the event Lessee receives any proceeds of sale of any Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor, and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any Property in the following order of priority:

            (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all Remarketing Expense; and

            (b) SECOND, in accordance with Section 8.7 of the Participation Agreement.

      22.3 Indemnity for Excessive Wear.

      If the proceeds of the sale described in Section 22.1 with respect to all the Properties shall be less than the Limited Recourse Amount with respect to all the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of any Property shall have been impaired by greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

      22.4 Appraisal Procedure.

      For determining the Fair Market Sales Value of one or more Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable Section of the applicable Operative Agreement, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

      22.5 Certain Obligations Continue.

      During the Marketing Period, the obligation of Lessee to pay Rent with respect to all the Properties (including without limitation the installment of Basic Rent due on the Sale Date) shall continue undiminished until payment in full to Lessor of the Maximum Residual Guarantee Amount, the sale proceeds, if any, remaining after the payment of the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to one or more Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

                                  ARTICLE XXIII

      23.1 Holding Over.

      If Lessee shall for any reason remain in possession of any Property after the expiration or earlier termination of this Lease (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be paid to the Agent and applied ratably to the Primary Financing Parties based on their relative amounts of the then outstanding Property Cost for such Property. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

      24.1 Risk of Loss.

      During the Term, unless Lessee shall not be in actual possession of any Property solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

                                   ARTICLE XXV

      25.1 Assignment.

            (a) Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of each of the Agent, the Credit Lenders, the Mortgage Lenders and the Lessor.

            (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee.

      25.2 Subleases.

            (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this
      Article XXV, Lessee shall notify Lessor and the Agent of the execution of such sublease and shall provide a copy of such sublease to Lessor and the Agent. As of the date of each Lease Supplement, Lessee shall lease the Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

            (b) Without the prior written consent of the Agent or any Primary Financing Party and subject to the other provisions of this Section 25.2, Lessee may sublet any Property or any portion thereof (i) only to any Wholly-Owned Entity of Lessee or (ii) to any other Person provided, all subleasing pursuant to this subsection (ii) shall be done on market terms for a term not to exceed the Term hereof and shall in no way diminish the fair market value, useful life or utility of such Property.

            (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such Property, or portion thereof, so sublet. The term of any such sublease shall not extend beyond the Term. Each sublease shall be expressly subject and subordinate to this Lease. Subject to a subordination, non disturbance and attornment agreement acceptable to Lessor and upon request, Lessor shall agree that it will recognize any sublease entered into on market terms to an entity which would fulfill Lessor's customary credit requirements (in Lessor's discretion) for the obligations undertaken by the sublessee in the sublease and which is not otherwise prohibited by this Lease, in the event this Lease is terminated prior to the Expiration Date.

                                  ARTICLE XXVI

      26.1 No Waiver.

      No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                  ARTICLE XXVII

      27.1 Acceptance of Surrender.

      No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

      27.2 No Merger of Title.

      There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate,
(b) any right, title or interest in any Property or (c) any Note.

                                 ARTICLE XXVIII

      28.1 [Reserved].

                                  ARTICLE XXIX

      29.1 Notices.

      All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

                                   ARTICLE XXX

      30.1 Miscellaneous.

      Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease or of such provision or of any other provision hereof in any other jurisdiction.

      30.2 Amendments and Modifications.

      Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section
12.4 of the Participation Agreement.

      30.3 Successors and Assigns.

      All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      30.4 Headings and Table of Contents.

      The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      30.5 Counterparts.

      This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

      30.6 GOVERNING LAW.

      THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

      30.7 Calculation of Rent.

      All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

      30.8 Memoranda of Lease and Lease Supplement.

      This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record a memorandum of this Lease and each Lease Supplement (in substantially the form of Exhibit A attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property in the local filing office with respect thereto, in all cases at Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.

      30.9 Allocations between the Lenders and Lessor.

      Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of each Property and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions among the Primary Financing Parties contained in the Intercreditor Agreement and the other Operative Agreements (or as otherwise agreed among the Primary Financing Parties from time to time).

      30.10 Limitations on Recourse.

      Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in each Property (and in no circumstance to the Agent, the Primary Financing Parties or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary or Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease or otherwise for the satisfaction of any other liability of Lessor to Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of Section 12.9 of the Participation Agreement.

      30.11 WAIVERS OF JURY TRIAL.

      TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

      30.12 Exercise of Lessor Rights.

      Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned by Lessor to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(e) and
8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.

      30.13 SUBMISSION TO JURISDICTION; VENUE.

      THE PROVISIONS OF SECTION 12.7 OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

      30.14 USURY SAVINGS PROVISION.

      IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT

OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

      30.15 Restriction On Collateralization.

      Except to the extent required or permitted by the Operative Agreements, Lessor shall not mortgage, pledge, hypothecate or encumber its interest in this Lease, any Lease Supplement or any Property.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                    WACHOVIA DEVELOPMENT CORPORATION, as Lessor

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [signature pages continue]

                                    CYPRESS SEMICONDUCTOR CORPORATION, as Lessee

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                           [signature pages continue]

Receipt of this original counterpart of
the foregoing Lease is hereby
acknowledged as the date hereof

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Agent

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

                              [signature pages end]

                                                          EXHIBIT A TO THE LEASE

                            LEASE SUPPLEMENT NO. ___

      THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of ___________, 200___ between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, as lessor (the "Lessor"), and Cypress Semiconductor Corporation, a Delaware corporation, as lessee (the "Lessee").

      WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of June 27, 2003, among Lessee, Lessor, the various financial institutions and other institutional investors which are parties hereto from time to time as Credit Lenders, the various financial institutions and other institutional investors which are parties hereto from time to time as Mortgage Lenders, Wachovia Bank, National Association, as the Agent for the Primary Financing Parties and respecting the Security Documents, as the Agent for the Secured Parties, as such may be amended, modified, extended, supplemented and/or restated from time to time.

      SECTION 2. The Property. Attached hereto as Schedule 1 is the description of the Leased Property, a schedule of Improvements attached hereto as Schedule 1-B and a legal description of the Land attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements which are not Non-Integral Equipment made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

      This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be ___________ unless extended to not later than ___________.

      For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto.

A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

      SECTION 3. Use of Leased Property. At all times during the Term with respect to the Property, Lessee will comply with all obligations under and (to the extent no Lease Event of Default exists and provided, that such exercise will not impair the value of the Leased Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Leased Property.

      SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE LEASED PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

      SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien or deed of trust interest in and against the Leased Property WITH POWER OF SALE, for the benefit of the Secured Parties, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

      SECTION 8. Lessee Acknowledgement. Lessee hereby acknowledges that Lessor's rights under the Lease and this Lease Supplement have been assigned to the Agent.

      SECTION 9. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

      For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.

          [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.
                                    WACHOVIA DEVELOPMENT CORPORATION, as Lessor

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Wachovia Development Corporation
                                    c/o Wachovia Securities
                                    One Wachovia Center
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0174
                                    Attn: Gabrielle Braverman

                                    CYPRESS SEMICONDUCTOR CORPORATION, as Lessee

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Cypress Semiconductor Corporation
                                    3901 North First Street
                                    San Jose, California  95134-1599
                                    Attn: _________________________

                           [Signature Pages Continued]

Receipt of this original counterpart of
the foregoing Lease Supplement is hereby acknowledged as the date hereof.

WACHOVIA BANK, NATIONAL ASSOCIATION, as
the Agent

By:
    --------------------------------------
Name:
      ------------------------------------
Title:
       -----------------------------------

Wachovia Bank, National Association
201 South College Street
Charlotte, North Carolina 28288-5708
Attention:  Angela Abessinio

                             [Signatures Pages End]

                                   SCHEDULE 1
                          TO LEASE SUPPLEMENT NO. ____

                      (Description of the Leased Property)

                                  SCHEDULE 1-A
                          TO LEASE SUPPLEMENT NO. ____

                                   (Equipment)

                                  SCHEDULE 1-B
                          TO LEASE SUPPLEMENT NO. ____

                                 (Improvements)

                                  SCHEDULE 1-C
                          TO LEASE SUPPLEMENT NO. ____

                                     (Land)

                                                          EXHIBIT B TO THE LEASE

                    [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
                      NECESSARY FOR LOCAL LAW REQUIREMENTS]

This  Instrument  Has Been Prepared By and
Should Be Mailed to:

Moore & Van Allen, PLLC
100 North Tryon Street
Suite 4700
Charlotte, North Carolina 28202
Attention: Lea Stromire Johnson

                                        Space above this line for Recorder's use

--------------------------------------------------------------------------------

                          MEMORANDUM OF LEASE AGREEMENT
                                       AND
                            LEASE SUPPLEMENT NO. ____

      THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ____ ("Memorandum"), dated as of _____________, 200___, is by and between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation (hereinafter referred to as "Lessor") having an address at c/o Wachovia Securities, One Wachovia Center, ------- 301 South College Street, Charlotte, North Carolina 28288-0174, Attn:
Gabrielle Braverman and CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (hereinafter referred to as "Lessee") having an address at 3901 North First Street, San Jose, California 95134-1599, Attention:
________________.

                                   WITNESSETH:

That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

      1. Demised Premises and Date of Lease. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in ________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Lease Agreement between Lessor and Lessee dated as of June 27, 2003 (as such may be amended, modified, extended, supplemented and/or restated from time to time, "Lease") and a Lease Supplement No. _____ between Lessor and Lessee dated as of ______________ (the "Lease Supplement").

      The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured thereby shall be ___________, unless extended to not later than ___________.

      For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

      2. Term, Renewal, Extension and Purchase Option. The term of the Lease for the Property ("Term") commenced as of __________, 200__ and shall end as of _________, 200__, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The tenant has a purchase option under the Lease.

      3. Tax Payer Numbers.

      Lessor's tax payer number:  __________________.

      Lessee's tax payer number:  __________________.

      4. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

      5. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

          [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                    LESSOR:

                                    WACHOVIA DEVELOPMENT CORPORATION

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Wachovia Development Corporation
                                    c/o Wachovia Securities
                                    One Wachovia Center
                                    301 South College Street
                                    Charlotte, North Carolina 28288-0174
                                    Attn: Gabrielle Braverman

                                    LESSEE:

                                    CYPRESS SEMICONDUCTOR CORPORATION

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Cypress Semiconductor Corporation
                                    3901 North First Street
                                    San Jose, California  95134-1599
                                    Attn: _________________________

                                   SCHEDULE 1

                            (Description of Property)

                       [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________            )
                                    )     ss:
COUNTY OF ______________            )

      The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, on behalf of the corporation.

[Notarial Seal]
                                    ------------------------------------------
                                    Notary Public

My commission expires: ____________

STATE OF _______________            )
                                    )     ss:
COUNTY OF ______________            )

      The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation, on behalf of the corporation.

[Notarial Seal]
                                    ------------------------------------------
                                    Notary Public

My commission expires: ____________


                                      B-6